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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-81012





                       SUPPLEMENT TO THE PROSPECTUS OF
                          TCW/DW TOTAL RETURN TRUST
                           DATED SEPTEMBER 26, 1996

   The first paragraph in the section of the Prospectus of TCW/DW Total Return Trust entitled "Dividends, Distributions and Taxes" is hereby replaced by the following:

      Dividends and Distributions. The Fund intends to pay dividends and to distribute substantially all of the Fund's net investment income and net realized short-term and long-term capital gains, if any, at least once per year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

March 24, 1997